                                       UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  December 27, 2005
                          (Date of earliest event reported)

           Indymac ABS, Inc. (as Depositor under the Pooling and Servicing
                Agreement, dated as June 1, 2005, providing for the
                issuance of IndyMac Loan Trust, Residential Mortgage-
                          Backed Certificates, Series 2005-L1)
                    (Exact name of registrant as specified in charter)

                                         DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-120706-04                         95-4685267
          (Commission File Number)        (I.R.S. Employer Identification No.)

          155 NORTH LAKE AVENUE
          PASADENA, CALIFORNIA                         91101
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (626) 535-5555

       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     December 27, 2005.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Indymac ABS, Inc., Registrant

          Date:  Dec 29, 2005               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of December 27, 2005.

IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

			External Parties			Table of Contents

								Page
			Seller
						1. Certificate Payment Report		2
			IndyMac Bank
						2. Collection Account Report		4

						3. Credit Enhancement Report		6
						4. Collateral Report		7
			Certificate Insurer(s)			5. Delinquency Report		10

						6. REO Report		11

			Financial Guaranty Insurance Corp.			7. Foreclosure Report		12
						8. Prepayment Report		13
						9. Prepayment Detail Report		16

						10. Realized Loss Report		17
						11. Realized Loss Detail Report		20
			Servicer(s)
						12. Triggers and Adj. Cert. Report		21
			IndyMac Bank
						13. Other Related Information		22

			Underwriter(s)
			Bear Stearns & Co.

						Total Number of Pages		22

			Dates			Contacts

			Cut-Off Date:		June 01, 2005	Brent Hoyler
			Close Date:		June 14, 2005	Administrator
			First Distribution Date:		July 25, 2005	(714) 247-6322
						Brent.Hoyler@db.com

						Address:
						1761 East St. Andrew Place, Santa Ana, CA 92705
			Distribution Date:		December 27, 2005
						Factor Information:		(800) 735-7777
			Record Date:		November 30, 2005
						Main Phone Number:		(714) 247-6000

					December 23, 2005

						https://www.tss.db.com/invr

Page 1 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Certificate Payment Report
Current Period Distribution - REMIC 3
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal

Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance

				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A	INT		$242,000,000.00	196,252,484.99	766,474.98	6,763,104.08	7,529,579.06	0.00	0.00	189,489,380.91

M	INT		$3,250,000.00	3,250,000.00	20,151.34	0.00	20,151.34	0.00	0.00	3,250,000.00
B	INT		$4,750,000.00	4,750,000.00	29,451.96	0.00	29,451.96	0.00	0.00	4,750,000.00
C	INT_EXE		$0.00	1,114,935.84	0.00	0.00	0.00	0.00	457,284.60	1,572,220.44
R	RES_EXE		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			250,000,000.00	205,367,420.83	816,078.28	6,763,104.08	7,579,182.36	0.00	457,284.60	199,061,601.35

Interest Accrual Detail Current Period Factor Information per $1,000 of Original Face-
						Orig. Principal	Prior				Current
	Period		Period			(with Notional)	Principal			Total	Principal

Class	Starting		Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance

						(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
A	11/25/05		12/26/05	A-Act/360	456606HF2	242,000,000.00	810.960682	3.167252	27.946711	31.113963	783.013971
M	11/25/05		12/26/05	A-Act/360	456606HG0	3,250,000.00	1,000.000000	6.200412	0.000000	6.200412	1,000.000000
B	11/25/05		12/26/05	A-Act/360	456606HH8	4,750,000.00	1,000.000000	6.200413	0.000000	6.200413	1,000.000000
C	11/01/05		11/30/05	A-30/360		0.00	0.000000	0.000000	0.000000	0.000000	0.000000
R	11/01/05		11/30/05	A-30/360	456606HJ4	0.00	0.000000	0.000000	0.000000	0.000000	0.000000

Page 2 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

Distribution to Date - REMIC 3
										Current

	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal

Class	Face Value		Interest	Principal	Principal	Principal	Distribution	Loss	Interest	Balance
	(1)		(2)	(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)
A	242,000,000.00		4,690,740.42	51,423,077.49	1,087,541.60	52,510,619.09	57,201,359.51	0.00	0.00	189,489,380.91
M	3,250,000.00		114,624.21	0.00	0.00	0.00	114,624.21	0.00	0.00	3,250,000.00
B	4,750,000.00		161,011.68	0.00	0.00	0.00	161,011.68	0.00	0.00	4,750,000.00
C	0.00		1,326,863.61	-1,544,541.52	-27,678.92	0.00	1,326,863.61	0.00	1,572,220.44	1,572,220.44
R	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	250,000,000.00		6,293,239.92	49,878,535.97	1,059,862.68	52,510,619.09	58,803,859.01	0.00	1,572,220.44	199,061,601.35

Interest Detail - REMIC 3
	Pass		Prior Principal		Non-	Prior	Unscheduled		Paid or	Current

	Through		(with Notional)	Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid

Class	Rate		Balance	Interest	Interest SF	Interest	Adjustment	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)
A	4.39375%		196,252,484.99	766,474.98	0.00	0.00	0.00	766,474.98	766,474.98	0.00
M	6.97546%		3,250,000.00	20,151.34	0.00	0.00	0.00	20,151.34	20,151.34	0.00
B	6.97546%		4,750,000.00	29,451.96	0.00	0.00	0.00	29,451.96	29,451.96	0.00
C	492.17318%		1,114,935.84	0.00	0.00	0.00	0.00	0.00	457,284.60	0.00
R	0.00000%		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			205,367,420.83	816,078.28	0.00	0.00	0.00	816,078.28	1,273,362.88	0.00

Page 3 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Collection Account Report
SUMMARY

								Total
Principal Collections								6,305,819.48
Principal Withrawals								0.00
Principal Other Accounts								0.00
TOTAL NET PRINCIPAL								6,305,819.48
Interest Collections								1,326,437.96
Interest Withdrawals								-0.00
Interest Other Accounts								0.00
Interest Fees								-53,075.08
TOTAL NET INTEREST								1,273,362.88
TOTAL AVAILABLE FUNDS FOR DISTRIBUTION								7,579,182.36

PRINCIPAL - COLLECTIONS

									Total
Scheduled Principal Received									146,566.51
Prepayments In Full									5,916,013.89
Curtailments									243,239.08
Liquidations									0.00
Insurance Principal									0.00
Repurchased Principal Amounts									0.00
Other Principal									0.00
Total Realized Loss Of Principal									-0.00
Delinquent Principal									-108,188.51
Advanced Principal									108,188.51
TOTAL PRINCIPAL COLLECTED									6,305,819.48

PRINCIPAL - WITHDRAWALS

SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS

								Total
TOTAL OTHER ACCOUNTS PRINCIPAL								0.00

Page 4 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

INTEREST - COLLECTIONS

								Total
Scheduled Interest								1,357,109.66
Liquidation Interest								0.00
Repurchased Interest								0.00
Insurance Interest								0.00
Other Interest								0.00
Relief Act Interest Shortfalls								-0.00
Prepayment Interest Shortfalls								-4,752.22
Compensating Interest								4,752.22
Delinquent Interest								-972,255.12
Interest Advanced								941,583.42
TOTAL INTEREST COLLECTED								1,326,437.96

INTEREST - WITHDRAWALS

								Total
Nonrecoverable Advances								1,049,771.93
TOTAL INTEREST WITHDRAWALS								0.00

INTEREST - OTHER ACCOUNTS

								Total
Prepayment Charges								0.00
TOTAL INTEREST OTHER ACCOUNTS								0.00

INTEREST - FEES

								Total
Current Servicing Fees								12,113.18
Current Trustee Fees								1,711.40
Insurance Premium for Class A Certificates								39,250.50
TOTAL INTEREST OTHER FEES								53,075.08

Page 5 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Credit Enhancement Report
ACCOUNTS

SPACE INTENTIONALLY LEFT BLANK

INSURANCE

								Total
Insurance Premium for Class A Certificates								39,250.50

STRUCTURAL FEATURES

								Total
Overcollateralized Amount								1,114,935.84
Overcollateralization Target Amount								3,500,000.00
Overcollateralization Release Amount								0.00
Overcollateralization Deficiency Amount								2,385,064.16

Page 6 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Collateral Report

COLLATERAL

									Total

Loan Count:

Original								1,553
Prior								1,297
Prefunding								0
Scheduled Paid Offs								-0
Full Voluntary Prepayments								-36
Repurchases								-0
Liquidations								-0
Current								1,261
Principal Balance:

Original								249,999,084.11
Prior								205,367,420.83
Prefunding								0.00
Scheduled Principal								-146,566.51
Partial Prepayments								-243,239.08
Full Voluntary Prepayments								-5,916,013.89
Repurchases								-0.00
Liquidations								-0.00
Current								199,061,601.35

PREFUNDING

								Total
Closing Date Deposit Amount								915.89

Page 7 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

CHARACTERISTICS

								Total
Weighted Average Coupon Original								6.62653%
Weighted Average Coupon Prior								7.81968%
Weighted Average Coupon Current								7.92984%
Weighted Average Months to Maturity Original								53
Weighted Average Months to Maturity Prior								49
Weighted Average Months to Maturity Current								48
Weighted Avg Remaining Amortization Term Original								54
Weighted Avg Remaining Amortization Term Prior								50
Weighted Avg Remaining Amortization Term Current								352
Weighted Average Seasoning Original								4.45
Weighted Average Seasoning Prior								8.22
Weighted Average Seasoning Current								9.26

Page 8 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

ARM CHARACTERISTICS

								Total
Weighted Average Margin Original								4.79415%
Weighted Average Margin Prior								4.78614%
Weighted Average Margin Current								4.77869%
Weighted Average Max Rate Original								12.24687%
Weighted Average Max Rate Prior								12.21517%
Weighted Average Max Rate Current								12.20656%
Weighted Average Min Rate Original								4.79415%
Weighted Average Min Rate Prior								4.78614%
Weighted Average Min Rate Current								4.77869%
Weighted Average Cap Up Original								1.01108%
Weighted Average Cap Up Prior								1.00752%
Weighted Average Cap Up Current								1.00790%
Weighted Average Cap Down Original								1.01108%
Weighted Average Cap Down Prior								1.00752%
Weighted Average Cap Down Current								1.00790%

SERVICING FEES & ADVANCES

									Total

Current Servicing Fees								12,113.18
Delinquent Servicing Fees								30,671.69
TOTAL SERVICING FEES								42,784.88

Compensating Interest								-4,752.22
Delinquent Servicing Fees								-30,671.69
COLLECTED SERVICING FEES								7,360.96

Aggregate Advances with respect to this Distribution								1,049,771.93

ADDITIONAL COLLATERAL INFORMATION
								Total
Net Prepayment Interest Shortfall								0.00
Libor For Current Period								4.1938%

Libor For Next Period								4.3788%
Total Net Monthly Excess Cashflow								0.00

Page 9 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Delinquency Report

	TOTAL
				< 1 PAYMENT	1 PAYMENT	2 PAYMENTS	3+ PAYMENTS	TOTAL
	DELINQUENT		Balance		947,922.40	412,968.24	0.00	1,360,890.64
			% Balance		0.48%	0.21%	0.00%	0.68%
			# Loans		7	1	0	8
			% # Loans		0.56%	0.08%	0.00%	0.63%
	FORECLOSURE		Balance	0.00	0.00	0.00	0.00	0.00
			% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
			# Loans	0	0	0	0	0
			% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
	BANKRUPTCY		Balance	0.00	0.00	0.00	0.00	0.00
			% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
			# Loans	0	0	0	0	0
			% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
	REO		Balance	0.00	0.00	0.00	0.00	0.00
			% Balance	0.00%	0.00%	0.00%	0.00%	0.00%
			# Loans	0	0	0	0	0
			% # Loans	0.00%	0.00%	0.00%	0.00%	0.00%
	TOTAL		Balance	0.00	947,922.40	412,968.24	0.00	1,360,890.64
			% Balance	0.00%	0.48%	0.21%	0.00%	0.68%
			# Loans	0	7	1	0	8
			% # Loans	0.00%	0.56%	0.08%	0.00%	0.63%

Page 10 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
REO Report
Loan Number			Original	Stated		Current	State &

								First
&			Principal	Principal	Paid to	Note	LTV at	Original	Payment

Loan Group			Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

Page 11 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Foreclosure Report
Loan Number			Original	Stated		Current	State &

								First
&			Principal	Principal	Paid to	Note	LTV at	Original	Payment

Loan Group			Balance	Balance	Date	Rate	Origination	Term	Date

TOTAL

Page 12 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Prepayment Report

VOLUNTARY PREPAYMENTS

									Total

Current

Number of Paid in Full Loans								36
Number of Repurchased Loans								0
Total Number of Loans Prepaid in Full								36
Curtailments Amount								243,239.08
Paid in Full Balance								5,916,013.89
Repurchased Loans Balance								0.00
Total Prepayment Amount								6,159,252.97

Cumulative

Number of Paid in Full Loans								288
Number of Repurchased Loans								4
Total Number of Loans Prepaid in Full								292
Paid in Full Balance								47,423,433.64
Repurchased Loans Balance								518,882.76
Curtailments Amount								1,935,303.68
Total Prepayment Amount								49,877,620.08

Page 13 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

VOLUNTARY PREPAYMENTS RATES

									Total

SMM								3.00%
3 Months Avg SMM								4.09%
12 Months Avg SMM								3.65%
Avg SMM Since Cut-off								3.65%

CPR								30.63%
3 Months Avg CPR								39.40%
12 Months Avg CPR								36.01%
Avg CPR Since Cut-off								36.01%

PSA								1,654.49%
3 Months Avg PSA Approximation								2,396.95%
12 Months Avg PSA Approximation								2,637.10%
Avg PSA Since Cut-off Approximation								2,637.10%

Page 14 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

PREPAYMENT CALCULATION METHODOLOGY

Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases + Liquidations )/(Beg Principal Balance - Sched Principal) Conditional Prepayment Rate (CPR): 1-((1-SMM)^12) PSA Standard Prepayment Model: CPR/(0.002*min(30,WAS)) Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn)*(1-SMMn+1)*...*(1-SMMm)]^(1/months in period n,m) Conditional Prepayment Rate (CPR): 1-((1-SMM)^12) Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.002*Avg WASn,m)) Average WASn,m: (min(30,WASn)+min(30,WASn+1)+...+min(30,WASm)/(number of months in the period n,m) Weighted Average Seasoning (WAS) Dates correspond to distribution dates. Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments, liquidations, and repurchases.

Page 15 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Prepayment Detail Report
Prepayment Detail Report - Mortgage Loans Prepaid in Full During Current Distribution
	Loan Number		Original			Current	State &	Type Prepayment	First

	&	Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Payment

	Loan Group	Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

	120491573 1		124,800.00	123,527.78	22-Nov-2005	9.125%	NY - 83.20%	Paid Off - 24	01-Feb-2005

	120630292 1		145,000.00	143,874.22	16-Nov-2005	8.000%	CT - 83.86%	Paid Off - 60	01-Mar-2005
	120697224 1		112,000.00	111,207.50	06-Dec-2005	8.500%	NY - 80.00%	Paid Off - 60	01-Feb-2005
	120715387 1		225,000.00	223,060.53	29-Nov-2005	7.875%	CA - 75.00%	Paid Off - 60	01-Feb-2005
	120792725 1		157,500.00	7,407.38	07-Dec-2005	8.500%	NJ - 48.46%	Paid Off - 60	01-Mar-2005
	120809026 1		331,500.00	328,999.95	23-Nov-2005	8.000%	OR - 85.00%	Paid Off - 60	01-Mar-2005
	120842036 1		300,000.00	298,040.36	28-Nov-2005	7.125%	HI - 77.10%	Paid Off - 24	01-Apr-2005
	120851341 1		36,000.00	35,744.70	16-Nov-2005	7.625%	FL - 80.00%	Paid Off - 60	01-Apr-2005
	120880919 1		36,000.00	35,794.26	22-Nov-2005	8.750%	VA - 80.00%	Paid Off - 24	01-Apr-2005
	120894614 1		161,000.00	159,995.48	13-Dec-2005	7.625%	HI - 70.00%	Paid Off - 60	01-May-2005
	120934594 1		146,625.00	145,445.24	16-Nov-2005	8.000%	CA - 85.00%	Paid Off - 60	01-May-2005
	120944462 1		246,500.00	244,853.20	22-Nov-2005	8.000%	CA - 85.00%	Paid Off - 60	01-Apr-2005
	120969839 1		144,090.00	143,313.18	09-Dec-2005	8.375%	CA - 90.00%	Paid Off - 60	01-May-2005
	120982266 1		51,000.00	50,761.70	28-Nov-2005	8.125%	CA - 36.43%	Paid Off - 24	01-May-2005
	120988312 1		931,000.00	925,841.21	02-Dec-2005	8.875%	CA - 70.00%	Paid Off - 60	01-May-2005
	121021025 1		48,000.00	47,798.54	01-Dec-2005	9.375%	WA - 80.00%	Paid Off - 60	01-Jun-2005
	121043569 1		60,300.00	59,952.34	07-Dec-2005	8.375%	WA - 90.00%	Paid Off - 60	01-May-2005
	121077416 1		221,000.00	219,749.17	13-Dec-2005	8.250%	AZ - 85.00%	Paid Off - 60	01-May-2005
	121121064 1		89,925.00	89,363.95	21-Nov-2005	7.625%	CO - 75.00%	Paid Off - 60	01-May-2005
	121122754 1		232,720.00	231,268.01	16-Nov-2005	7.625%	CO - 80.00%	Paid Off - 60	01-May-2005
	121140861 1		96,000.00	95,480.48	05-Dec-2005	7.625%	WA - 75.00%	Paid Off - 60	01-Jun-2005
	121150796 1		69,210.00	68,686.69	28-Nov-2005	8.375%	TX - 90.00%	Paid Off - 60	01-May-2005
	121191342 1		233,750.00	232,573.60	14-Dec-2005	8.000%	FL - 85.00%	Paid Off - 60	01-Jun-2005
	121197191 1		100,000.00	98,792.56	12-Dec-2005	7.625%	AZ - 80.00%	Paid Off - 60	01-Jun-2005
	121213094 1		240,000.00	238,431.48	12-Dec-2005	7.625%	CA - 70.59%	Paid Off - 60	01-May-2005
	121251787 1		100,000.00	99,521.28	13-Dec-2005	7.625%	CA - 80.00%	Paid Off - 60	01-Jul-2005
	121252063 1		135,600.00	134,906.59	30-Nov-2005	6.875%	OR - 80.00%	Paid Off - 24	01-Jun-2005
	121262876 1		68,000.00	67,691.68	14-Dec-2005	7.875%	CA - 80.00%	Paid Off - 60	01-Jul-2005
	121265293 1		222,300.00	221,413.92	07-Dec-2005	8.375%	FL - 90.00%	Paid Off - 60	01-Jul-2005
	121273108 1		72,000.00	71,713.21	28-Nov-2005	8.375%	VA - 90.00%	Paid Off - 60	01-Jul-2005
	121303680 1		500,000.00	497,738.24	12-Dec-2005	7.625%	NY - 66.67%	Paid Off - 60	01-Jul-2005
	121333408 1		81,000.00	80,731.74	18-Nov-2005	8.375%	CT - 90.00%	Paid Off - 60	01-Aug-2005
	121357793 1		50,575.00	50,358.22	29-Nov-2005	8.000%	AZ - 85.00%	Paid Off - 60	01-Jul-2005
	121361999 1		179,775.00	179,132.34	17-Nov-2005	7.750%	UT - 85.00%	Paid Off - 24	01-Jul-2005
	121389798 1		71,100.00	70,816.78	17-Nov-2005	8.375%	CO - 90.00%	Paid Off - 60	01-Jul-2005
	121450971 1		82,400.00	82,026.38	12-Dec-2005	7.875%	CA - 80.00%	Paid Off - 60	01-Jul-2005

	TOTAL		6,101,670.00	5,916,013.89

Page 16 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Realized Loss Report

COLLATERAL REALIZED LOSSES

									Total

Current

Number of Loans Liquidated								0
Collateral Principal Realized Loss/(Gain) Amount								0.00
Collateral Interest Realized Loss/(Gain) Amount								0.00
Net Liquidation Proceeds								0.00

Cumulative

Number of Loans Liquidated								0
Collateral Realized Loss/(Gain) Amount								0.00
Net Liquidation Proceeds								0.00

		Class A Writedown Amount							0.00
		Class M Writedown Amount							0.00
		Class B Writedown Amount							0.00
		Class C Writedown Amount							0.00

Page 17 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

DEFAULT SPEEDS

									Total

MDR								0.00%
3 Months Avg MDR								0.00%
12 Months Avg MDR								0.00%
Avg MDR Since Cut-off								0.00%

CDR								0.00%
3 Months Avg CDR								0.00%
12 Months Avg CDR								0.00%
Avg CDR Since Cut-off								0.00%

SDA								0.00%
3 Months Avg SDA Approximation								0.00%
12 Months Avg SDA Approximation								0.00%
Avg SDA Since Cut-off Approximation								0.00%

Loss Severity Approximation for Current Period								0.00%
3 Months Avg Loss Severity Approximation								0.00%
12 Months Avg Loss Severity Approximation								0.00%
Avg Loss Severity Approximation Since Cut-off								0.00%

Page 18 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
	Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)

	Conditional Default Rate (CDR): 1-((1-MDR)^12)

	SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))

	Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn)*(1-MDRn+1)*...*(1-MDRm)]^(1/months in period n,m)
	Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)

	Average SDA Approximation over period between the nth month and mth month:
	AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))

	Average WASn,m: (WASn + WASn+1 +...+ WASm )/(number of months in the period n,m)
	Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)

	Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)

	Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
	Dates correspond to distribution dates.

Page 19 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Realized Loss Detail Report
	Loan Number		Current	State &		Prior	Realized		Cumulative

	&	Loan	Note	LTV at	Original	Principal	Loss/(Gain)	Realized	Realized

	Loan Group	Status	Rate	Origination	Term	Balance	Revision	Loss/(Gain)	Loss/(Gain)

	TOTAL

Page 20 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Triggers and Adj. Cert. Report
TRIGGER EVENTS

								Total
				Stepdown Date has occurred (0 = No, 1=Yes)				0
				b) Does a Loss Trigger Event Exists (0=No,1=Yes)				0
				60+ days Delinqueny Balance				412,968.24
				Delinquency Percentage				0.2075%
				Credit Enhancement Percentage				4.5790%
				Cumulative Loss Percentage				0.0000%

ADJUSTABLE RATE CERTIFICATE INFORMATION

SPACE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION

								Total

Excess Reserve Fund Account Balance								0.00

Page 21 of 22
IndyMac Residential Mortgage-Backed Trust 2005-L1

Mortgage Pass-Through Certificates

2005-L1

December 27, 2005 Distribution
Other Related Information
ADDITIONAL INFORMATION

								Total
Sched. Payments for 60+Day Delinquent Loans								0.00
Sched. Pmts - 60+Day Delinquent Loans, 1 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 2 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 3 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 4 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 5 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 6 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 7 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 8 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 9 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 10 Month Prior								0.00
Sched. Pmts - 60+Day Delinquent Loans, 11 Month Prior								0.00

Current Scheduled Payments								1,503,676.17
Current Scheduled Payments 1 Month Prior								1,556,940.69
Current Scheduled Payments 2 Month Prior								1,610,414.54
Current Scheduled Payments 3 Month Prior								1,623,391.82
Current Scheduled Payments 4 Month Prior								1,619,009.87
Current Scheduled Payments 5 Month Prior								1,585,079.94
Current Scheduled Payments 6 Month Prior								0.00
Current Scheduled Payments 7 Month Prior								0.00
Current Scheduled Payments 8 Month Prior								0.00
Current Scheduled Payments 9 Month Prior								0.00
Current Scheduled Payments 10 Month Prior								0.00
Current Scheduled Payments 11 Month Prior								0.00

Page 22 of 22